Exhibit 99.2

Third Quarter 2006 Earnings Presentation December 11, 2006

Forward Looking Statements THIS PRESENTATION CONTAINS FORWARD LOOKING STATEMENTS WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS, AND BUSINESS OF THE COMPANY. THESE FORWARD LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. OUR ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE PROJECTED IN THE FORWARD LOOKING STATEMENTS. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES: (1) COMPETITIVE PRESSURE IN THE COMPANY'S INDUSTRY; (2) FLUCTUATIONS IN THE PRICE OF STEEL, ALUMINUM AND OTHER RAW MATERIALS; (3) GENERAL ECONOMIC CONDITIONS ARE LESS FAVORABLE THAN EXPECTED; (4) THE COMPANY'S DEPENDENCE ON THE AUTOMOTIVE INDUSTRY (WHICH HAS HISTORICALLY BEEN CYCLICAL); (5) PRICING PRESSURE FROM AUTOMOTIVE INDUSTRY CUSTOMERS AND THE POTENTIAL FOR RE- SOURCING OF BUSINESS TO LOWER-COST PROVIDERS OVERSEAS; (6) CHANGES IN THE FINANCIAL MARKETS AFFECTING THE COMPANY'S FINANCIAL STRUCTURE AND THE COMPANY'S COST OF CAPITAL AND BORROWED MONEY; (7) THE UNCERTAINTIES INHERENT IN INTERNATIONAL OPERATIONS AND FOREIGN CURRENCY FLUCTUATIONS; AND (8) THE RISKS DESCRIBED IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THE FORWARD LOOKING STATEMENTS. THE COMPANY HAS NO DUTY TO UPDATE THE FORWARD LOOKING STATEMENTS IN THIS PRESENTATION AND THE COMPANY DOES NOT INTEND TO PROVIDE SUCH UPDATES.

Agenda Company Highlights & Strategy Curt Clawson, President, CEO & Chairman of the Board Financial Review Jim Yost, Vice President of Finance & CFO

Never Compromise on Integrity, Safety, Quality or Customers BE A PREMIER AUTOMOTIVE SUPPLIER Be the lowest cost producer Have the best people in the industry Grow through maximizing our customer satisfaction Our Vision

Short Term Execution Goals for 2006 Execute operating plan Focus capex in growth areas Maintain adequate liquidity Drive towards positive free cash flow Status* *Status: green = achieved, yellow = in progress

Execute Operating Plan Third Quarter Financial Highlights Sales of $590M - down $15M or 2% Big 3 production volumes down 15% in North America Wheels segment up due to strong international truck and passenger car steel wheel volumes Sale of Cadillac, MI iron foundry in 2005 reduced year over year sales by $7M Loss from Operations of $28M - a decrease of $44M Excluding one time asset sales and impairments, level with Q3 2005 Asset impairments in Suspension business of $39M $7M decrease due to asset sales: 2005 Gain on sale of La Mirada, CA facility ($3M) 2005 Gain on Commercial Highway Brake Controller sale ($2M) 2006 Loss on sale of Southfield, MI facility ($2M) Free Cash Flow* of $28M - an improvement of $5M Lower capex drives Q3 improvement YTD Free Cash Flow $66M better than prior year due to focus on working capital and capex Debt reduced by $24M during Q3 Increased Liquidity $158M of liquidity as of October 31, 2006 New Czech securitization program provides approximately $16M of liquidity * Excludes securitization and factoring programs

Execute Operating Plan Impact of Restructuring Initiatives First Quarter Actions Restructured U.S. employee compensation Expected to save $25M in 2006 and $10M on-going Approximately 2/3 of expected 2006 savings achieved through the 3rd quarter - on track Business unit restructuring expected to save $25M on-going Announced consolidation of North American and International wheels businesses Announced closure of our Huntington, IN aluminum wheel facility Announced consolidation of Suspension and Powertain & Brake businesses and reductions in Ferndale, MI Technical Center Expected to save $10M in 2006 and $25M on-going

Execute Operating Plan 2006 Launches & Business Wins Launched $300M in annualized sales Key launches in Components and North American Wheels successfully completed Won over $475M in annualized sales 80% of wins are in international businesses Winning with the Japanese and Koreans- Won over $140M with Toyota, Hyundai, Nissan and Honda Continue to win with European partners: VW, Audi, BMW, Renault and Fiat Domestic business wins diversifying to include cross-over utility vehicles and more passenger cars

Execute Operating Plan Top Platforms - First Nine Months of 2006 International Wheels North American Wheels Components OEM NAMEPLATE GM Silverado GM Cobalt/Pursuit DCX Jeep Liberty Ford Crown Victoria Ford Expedition Ford Fusion OEM NAMEPLATE GM Yukon/Avalanche DCX Caravan DCX Grand Cherokee Ford F-150 Ford Crown Victoria Ford Taurus/Sable OEM NAMEPLATE Toyota Corolla Toyota Yaris Honda CR-V Nissan Pathfinder Ford Focus Ford Fiesta/Fusion GM Corsa GM Astra/Vectra/Zafira VW Polo/Fabia On 7 of the top 10 selling platforms in North America On 10 of the top 10 selling platforms in Europe

Focus Capex in Growth Areas 2006 Key Projects and Expansions Full year spending projected at $75 - $85M Spent $51M of capex during the first nine months Significant reductions in Components business Gainesville and Brazil expansions completed Key expenditures for the fourth quarter: Aluminum Wheel Plants Czech expansion Thailand expansion Turkey expansion

Expansions predominantly to support growing local markets overseas Low Cost High Cost Actual Projected 2010 2004 2006 28% 72% 58% 42% 63% 37% Projected Focus Capex in Growth Areas Aluminum Wheel Manufacturing Footprint

Maintain Adequate Liquidity Liquidity Overview Increase of $6M from Q2

Drive Towards Positive Free Cash Flow 2006 Free Cash Flow (excluding A/R Securitization) Q1 Q2 Q3 YTD ($0.4) ($10.3) $27.6 $16.9 Free Cash Flow positive in Q3 and YTD

Global Strategy

Balanced customer portfolio with focus on winning customers Invest to grow in selective international markets Build where customers are located Leverage global strength, competitive position, and technology lead Selective investment to grow the business HLI Strategy Growth in global aluminum wheel market Asian competition global risk Trend towards bigger wheels and brighter finishes More variety/smaller runs require supply chain flexibility Supply/Demand balance Trend towards stylized steel wheels Logistics plays large role in cost Global truck market very strong Situation Leverage #1 global market position Aluminum Wheels Steel Wheels Market - Global Wheel Strategy

Global Components Strategy

HAYES LEMMERZ INTERNATIONAL, INC.

Market –	Powertrain and Brakes	Suspension and MGG
Situation	➢ Niche player in brake rotors and drums, with low cost, high quality position ➢ Innovative brake coatings leader ➢ Dominant position in aluminum intakes	➢ Leading market position in aluminum suspension castings ➢ Strong customer relationships – OEM and Tier 1 ➢ Advanced technology
HLI Strategy	➢ Leverage brake market position to increase market share at Big 3 ➢ Increase assembly of air intake systems off of manifold sourcing ➢ Selective opportunities in other complex cast aluminum products ➢ Widen customer base – Asian and European Tier 1's	➢ Exploit competency in large casting technology ➢ Diversify customer base ➢ Leverage low cost flexible casting process

Leverage strengths and rationalize

16

Recent Events - Sale of Southfield, MI Machined primarily iron suspension components produced at Cadillac, MI iron foundry (formerly owned by Hayes) Annual sales of $80M Proceeds of $16.6M - primarily used to pay off capital leases Reduces Hayes dependence on North American automotive market (specifically Ford) Exit of capital intensive iron suspension business

Summary Execute Operating Plan Acceptable Q3 results given difficult industry conditions Customer and geographic mix continue to improve Restructuring actions on track in generating substantial savings Focus Capex in Growth Areas Continue investment in high growth/low cost areas Maintain Adequate Liquidity Improved from Q2 Czech securitization program Drive Towards Positive Free Cash Flow Positive cash flow in Q3 and YTD Significant improvement in Q3 and YTD cash flow Execute Global Strategy Leverage #1 global position in wheels Leverage strengths and rationalize

Financials

Financial Summary - 2006 VS 2005 1 2005 financials have been adjusted to reflect Hubs & Drums as discontinued operations. Please see the appendix for the quarterly 2005 financials, excluding Hubs & Drums 2 Please refer to the appendix for a reconciliation of this non-GAAP financial measure.

2005 2006 Change $604 $590 ($15) Volume Metal FX Other ($28) $13 $22 ($15) Q3 2006 vs. Q3 2005 Change in Net Sales Int'l $13M U.S.: ($41M) Primarily aluminum pass-through pricing 1Businesses sold in 2005 were the Cadillac, MI iron foundry and Equipment & Engineering business in Au Gres, MI. Please note that Hubs & Drums is treated as discontinued operation and is excluded from the above analysis. Sale of Businesses1 ($7) Primarily price/mix

2005 2006 Change ($27.6) $16.8 ($44.4) Gross Profit Other MG&A / R&D ($1.9) $2.1 ($44.6) Q3 2006 vs. Q3 2005 Change in EBIT Volume/price/mix ($12M) Depreciation $7M Productivity/other $3M Suspension asset impairments ($39M) 2005 Gain on Sale of La Mirada, CA assets ($3M) 2005 Gain on Sale of Commercial Highway Brake Controller business ($2M) 2006 Loss on Sale of Southfield, MI ($2M) Other $1M

Segment Summary- 2006 VS 2005

Free Cash Flow 1 Please refer to the appendix for an explanation of why the Company's management believes this financial measure provides useful information to investors.

Capital Structure Capital Structure as of October 31, 2006 Debt Maturities ($ in millions) ($ in millions) *2006 excludes debt maturity of $25M German A/R program, which we expect to renew annually. *Excludes pre-payments *Excludes pre-payments *Excludes pre-payments *Excludes pre-payments *Excludes pre-payments *Excludes pre-payments *Excludes pre-payments

2006 Outlook Summary Continued strong international performance Execution of operating plan on track Year-to-date financial results encouraging given difficult industry conditions Restructuring initiatives will continue to have positive impact in subsequent quarters Adequate liquidity with no short-term capital structure issues Financial Outlook Sales of $2.2 to $2.3 billion Adjusted EBITDA and Earnings from Operations expected to improve compared to 2005 results Capital expenditures between $75 - $85 million Continued focus on cash generation and improving Free Cash Flow

Appendix

Non-GAAP Financial Information Adjusted EBITDA1 1 Please refer to slide 30 for an explanation of why the Company's management believes this financial measure provides useful information to investors.

2005 Financials by Quarter The following financials have been updated to reflect Hubs & Drums as discontinued operations. These will be used as the basis for future year-over-year comparisons. (unaudited)

Financial Measures Adjusted EBITDA: EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude: (i) asset impairment losses and other restructuring charges; (ii) reorganization items; and (iii) other items. We reference these non-GAAP financial measures as a management group frequently in our decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. We use Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. We are disclosing these non-GAAP financial measures in order to provide transparency to investors. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to earnings from operations as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, these presentations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.

Non - GAAP Financial Measures Free Cash Flow: Free cash flow is used by management as a non-GAAP financial measure because it identifies the amount of cash available to meet principal debt amortization requirements or make corporate investments.